Exhibit 99.2

AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

FOURTH QUARTER 2008

AXIS Capital Holdings Limited 92 Pitts Bay Road Pembroke HM 08 Bermuda

Contact Information: Linda Ventresca Investor Relations 441 405 2727 investorrelations@axiscapital.com

Website Information: www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Page(s)
i. Basis of Presentation	i-iii
I. Financial Highlights	1
II. Income Statements
a. Consolidated Statements of Income—Quarterly	2
b. Consolidated Statements of Income—Year	3
c. Consolidated Segment Data	4
d. Gross Premium Written by Segment by Line of Business	5
e. Segment Consecutive Quarters	6-7
III. Balance Sheets
a. Consolidated Balance Sheets	8
b. Summary Investment Portfolio Information	9
c. Investment Portfolio Composition—Quarterly	10
d. Investment Portfolio: Mortgage and Asset Backed Securities	11
e. Investment Portfolio: Subprime and Alternative-A Holdings in Direct Investment Portfolio	12
f. Investment Portfolio: Ten Largest Corporate Holdings	13
g. Investment Portfolio: Financial Issuer Exposure in Fixed Maturity Portfolio	14
h. Reconciliation of Net Realized and Net Unrealized Investments Gains (Losses)	15
i. Reinsurance Recoverable Analysis	16-17
IV. Loss Reserve Analysis
a. Paid to Incurred Analysis	18
b. Paid to Incurred Analysis by Segment	19
c. Segment Consecutive Quarters	20-21
d. 2008 Impact of Hurricanes Gustav and Ike	22
e. Estimated Exposures to Peak Zone Property Catastrophe Losses	23
V. Share Analysis
a. Earnings Per Common Share Analysis—As Reported, GAAP	24
b. Earnings Per Common Share Analysis and Common Share Rollforward—Quarterly	25
c. Diluted Book Value Per Common Share Analysis	26

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information.

•	All financial information contained herein is unaudited, except for the consolidated balance sheet and statement of income at and for the year ended December 31, 2007 and the consolidated balance sheet at December 31, 2006.

•	Amounts may not reconcile exactly due to rounding differences.

•	NM—Not meaningful; NR—Not Reported; NA—Not applicable

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:

Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to hurricanes and other catastrophes, including Hurricanes Ike and Gustav, measurements of potential losses in the fair market value of our investment portfolio, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, equity prices, credit spread and foreign currency rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•	the occurrence of natural and man-made disasters,

•	actual claims exceeding our loss reserves,

•	general economic, capital and credit market conditions,

•	the failure of any of the loss limitation methods we employ,

•	the effects of emerging claims and coverage issues,

•	the failure of our cedants to adequately evaluate risks,

•	the loss of one or more key executives,

•	a decline in our ratings with rating agencies,

•	loss of business provided to us by our major brokers,

•	changes in accounting policies or practices,

•	changes in governmental regulations,

•	increased competition,

•	changes in the political environment of certain countries in which we operate or underwrite business, and

•	fluctuations in interest rates, credit spreads, equity prices and/or currency values.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:

Property: provides physical damage and business interruption coverage primarily for industrial and commercial properties and physical damage, business interruption and liability coverage for onshore energy properties and operations. The line of business consists of both primary and excess risks, some of which are catastrophe-exposed.

Marine: provides coverage for hull, liability, cargo and specie and recreational marine risks. These risks include property damage or physical loss to ships, pollution damage caused by vessels on a sudden and accidental basis, protection for general cargo and the contents of armored cars, vaults, exhibitions and museums, and specific war related risks. This line of business also provides physical damage, business interruption and liability coverage for offshore energy property and operations.

Terrorism: provides coverage for physical damage and business interruption of an insured following an act of terrorism.

Aviation: includes hull and liability and specific war coverage for passenger and cargo airlines and privately owned aircraft as well as select aviation product liability coverage.

Credit and political risk: provides credit insurance, sovereign default insurance coverage and traditional political risk insurance coverage. The credit insurance coverage is primarily for lenders seeking to mitigate the risk of non-payment from their borrowers in emerging markets. For the credit insurance contracts, it is necessary for the buyer of the insurance (most often a bank) to hold an insured asset (most often an underlying loan) in order to claim compensation under the insurance contract. The traditional political risk coverage provides protection against sovereign actions that result in the impairment of cross-border investments for banks and major corporations (known as “CEND” coverage’s).

Professional lines: includes coverage for directors’ and officers’ liability, errors and omissions liability, employment practices liability, media, cyber, technology and miscellaneous professional liability coverage.

Liability: primarily targets general liability and umbrella and excess liability in the U.S. excess and surplus lines markets. Target classes include mercantile, manufacturing and building/premises, with particular emphasis on commercial and consumer products, commercial construction and miscellaneous general liability.

Other: primarily consists of employee medical coverage for self-insured, small and medium sized employers, for losses in excess of a given retention.

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides treaty and facultative property and casualty reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:

Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The exposure in the underlying policies is principally property exposure but also covers other exposures including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. We underwrite catastrophe reinsurance principally on an excess of loss basis, meaning that our exposure only arises when our customers’ claims exceed a certain retained amount.

Property: includes reinsurance written on both a pro rata and a per risk basis and covers underlying personal lines and commercial property exposures. Property pro rata treaty reinsurance covers a cedent’s aggregate losses from all events in the covered period on a proportional basis. Property per risk treaty reinsurance reinsures a portfolio of particular property risks of ceding companies on an excess of loss basis.

Professional Liability: covers directors’ and officers’ liability, employment practices liability, medical malpractice and miscellaneous errors and omissions insurance risks.

Credit and Bond: consists principally of reinsurance of trade credit insurance products and includes both proportional and excess-of -loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Also included in this line of business is coverage for losses arising from a broad array of surety bonds issued by bond insurers principally to satisfy regulatory demands in a variety of jurisdictions around the world, but predominantly in Europe.

Motor: provides coverage to cedants for motor liability losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.

Liability: provides coverage to insurers of standard casualty lines, including auto liability, general liability, personal and commercial umbrella and workers’ compensation.

Engineering: provides coverage for all types of civil construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes coverage for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption. We write engineering business on a proportional and non-proportional treaty basis as well as on a facultative basis.

Other: includes aviation, marine, personal accident and crop reinsurance.

AXIS Capital Holdings Limited

FINANCIAL HIGHLIGHTS

		Quarter ended December 31,			Year ended December 31,
		2008	2007	Change	2008	2007	Change

HIGHLIGHTS	Gross premiums written	$526,755	$572,865	(8.0)%	$3,390,388	$3,590,090	(5.6)%
	Gross premiums written – Insurance	85.2%	88.9%	(3.7)%	54.3%	56.8%	(2.5)%
	Gross premiums written – Reinsurance	14.8%	11.1%	3.7%	45.7%	43.2%	2.5%

	Net premiums written	$339,473	$385,155	(11.9)%	$2,666,880	$2,863,757	(6.9)%

	Net premiums earned	$658,286	$669,320	(1.6)%	$2,687,181	$2,734,410	(1.7)%
	Net premiums earned – Insurance	44.4%	43.8%	0.6%	44.0%	44.2%	(0.2)%
	Net premiums earned – Reinsurance	55.6%	56.2%	(0.6)%	56.0%	55.8%	0.2%

	Net income available to common shareholders	$130,858	$306,100	(57.2)%	$350,501	$1,055,243	(66.8)%
	Reserve for losses and loss expenses	6,244,783	5,587,311	11.8%	6,244,783	5,587,311	11.8%
	Total shareholders’ equity	4,461,041	5,158,622	(13.5)%	4,461,041	5,158,622	(13.5)%

PER COMMON SHARE AND
COMMON SHARE DATA	Basic earnings per common share	$0.96	$2.13	(54.9)%	$2.50	$7.15	(65.1)%
	Diluted earnings per common share	$0.88	$1.89	(53.7)%	$2.26	$6.41	(64.8)%
	Weighted average common shares outstanding	136,433	143,877	(5.2)%	140,322	147,524	(4.9)%
	Diluted weighted average common shares outstanding	149,363	161,732	(7.6)%	155,320	164,515	(5.6)%
	Book value per common share	$29.08	$32.69	(11.0)%	$29.08	$32.69	(11.0)%
	Accumulated dividends paid per common share	$3.09	$2.35	31.5%	$3.09	$2.35	31.5%
	Diluted book value per common share (treasury stock method)	$25.79	$28.79	(10.4)%	$25.79	$28.79	(10.4)%

FINANCIAL RATIOS	ROACE [a]	13.0%	26.9%	(13.9)%	8.1%	24.6%	(16.5)%

	Net loss and loss expense ratio	41.6%	43.4%	(1.8)%	63.7%	50.1%	13.6%
	Acquisition cost ratio	12.7%	13.5%	(0.8)%	13.6%	14.1%	(0.4)%
	General and administrative expense ratio	13.3%	13.9%	(0.6)%	12.5%	11.1%	1.4%

	Combined ratio	67.6%	70.8%	(3.2)%	89.8%	75.3%	14.5%

INVESTMENT DATA	Total assets	$14,282,834	$14,675,309	(2.7)%	$14,282,834	$14,675,309	(2.7)%
	Total cash and investments [b]	10,446,986	10,484,268	(0.4)%	10,446,986	10,484,268	(0.4)%
	Net investment (loss) income	(26,012)	125,000	(120.8)%	247,237	482,873	(48.8)%
	Net realized investment (losses) gains	(33,425)	10,778	nm	(85,267)	5,230	nm
	Total return on cash and investments [c]	(2.6)%	1.8%	(4.4)%	(5.4)%	5.4%	(10.8)%
	Return on other investments [d]	(25.0)%	0.6%	(25.6)%	(35.1)%	3.7%	(38.8)%
	Annualized effective yield of invested assets [e]	4.9%	4.9%	—	4.8%	4.9%	(0.1)%

[a]	Return on average common equity (“ROACE”) is calculated by dividing net income available to common shareholders for the period by the average common shareholders’ equity determined by using the common shareholders' equity balances at the beginning and end of the period. Percentages for the quarter-periods are annualized.
[b]	Cash and investments represents the total cash, available for sale investments, other investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).
[c]	In calculating total return, we include net investment income, net realized investment gains (losses) and the change in unrealized gains (losses) generated by our average cash and investment balances.
[d]	Return on other investments is calculated by dividing other investment (loss) income by the average other investment balances for the period.
[e]	Annualized effective yield of invested assets is calculated by dividing the net income generated from invested assets by the average balance of the assets managed by our external investment managers.
nm	not meaningful

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME – QUARTERLY

	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q4 2006
UNDERWRITING REVENUES
Gross premiums written	$526,755	$725,283	$874,169	$1,264,181	$572,865	$714,006
Premiums ceded	(187,282)	(173,867)	(189,953)	(172,406)	(187,710)	(143,800)

Net premiums written	339,473	551,416	684,216	1,091,775	385,155	570,206

Gross premiums earned	830,975	862,338	845,249	835,514	860,421	865,748
Ceded premiums amortized	(172,689)	(172,368)	(164,958)	(176,880)	(191,101)	(176,951)

Net premiums earned	658,286	689,970	680,291	658,634	669,320	688,797

Other insurance related (loss) income	(19,594)	(13,806)	(7,269)	2,002	273	1,027

Total underwriting revenues	638,692	676,164	673,022	660,636	669,593	689,824

UNDERWRITING EXPENSES
Net losses and loss expenses	273,837	705,531	371,717	361,681	290,546	329,257
Acquisition costs	83,916	90,333	97,780	94,480	90,574	91,808
General and administrative expenses	65,437	66,727	65,218	65,189	81,785	71,128

Total underwriting expenses	423,190	862,591	534,715	521,350	462,905	492,193

UNDERWRITING INCOME (LOSS)	215,502	(186,427)	138,307	139,286	206,688	197,631

OTHER OPERATING REVENUE (EXPENSES)
Net investment (loss) income	(26,012)	50,583	137,015	85,651	125,000	123,082
Net realized (losses) gains on investments	(33,425)	(89,079)	1,552	35,685	10,778	(3,274)
Interest expense and financing costs	(7,884)	(7,941)	(7,890)	(7,958)	(7,912)	(8,315)

Total other operating (expenses) revenue	(67,321)	(46,437)	130,677	113,378	127,866	111,493

OTHER (EXPENSES) REVENUE
Net foreign exchange gains (losses)	22,347	7,627	(6,564)	20,297	349	7,078
Corporate expenses [a]	(21,896)	(19,995)	(17,735)	(13,561)	(11,053)	(15,730)

Total other revenue (expenses)	451	(12,368)	(24,299)	6,736	(10,704)	(8,652)

INCOME (LOSS) BEFORE INCOME TAXES	148,632	(245,232)	244,685	259,400	323,850	300,472
Income tax (expense) recovery	(8,555)	5,104	(4,199)	(12,459)	(8,547)	(10,302)

NET INCOME (LOSS)	140,077	(240,128)	240,486	246,941	315,303	290,170
Preferred share dividends	(9,219)	(9,218)	(9,219)	(9,219)	(9,203)	(9,212)

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$130,858	$(249,346)	$231,267	$237,722	$306,100	$280,958

KEY RATIOS/PER COMMON SHARE DATA
Net loss and loss expense ratio	41.6%	102.3%	54.6%	54.9%	43.4%	47.8%
Acquisition cost ratio	12.7%	13.1%	14.4%	14.3%	13.5%	13.3%
General and administrative expense ratio [a]	13.3%	12.6%	12.2%	12.0%	13.9%	12.6%

Combined ratio	67.6%	128.0%	81.2%	81.2%	70.8%	73.7%

Weighted average basic shares outstanding	136,433	139,335	142,333	143,239	143,877	150,006
Weighted average diluted shares outstanding	149,363	139,335	157,602	160,184	161,732	165,986
Basic earnings per common share	$0.96	($1.79)	$1.62	$1.66	$2.13	$1.87
Diluted earnings per common share	$0.88	($1.79)	$1.47	$1.48	$1.89	$1.69
ROACE (annualized)	13.0%	(22.5)%	19.2%	20.0%	26.9%	29.8%

[a]	Corporate expenses are included in the calculation of the general and administrative expense ratio.

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME – YEAR

	Year ended
	December 31, 2008	December 31, 2007	December 31, 2006
UNDERWRITING REVENUES
Gross premiums written	$3,390,388	$3,590,090	$3,609,036
Premiums ceded	(723,508)	(726,333)	(619,857)

Net premiums written	2,666,880	2,863,757	2,989,179

Gross premiums earned	3,374,076	3,459,816	3,353,884
Ceded premiums amortized	(686,895)	(725,406)	(659,614)

Net premiums earned	2,687,181	2,734,410	2,694,270

Other insurance related (loss) income	(38,667)	3,911	2,893

Total underwriting revenues	2,648,514	2,738,321	2,697,163

UNDERWRITING EXPENSES
Net losses and loss expenses	1,712,766	1,370,260	1,425,855
Acquisition costs	366,509	384,497	386,959
General and administrative expenses	262,57	245,531	209,574

Total underwriting expenses	2,341,846	2,000,288	2,022,388

UNDERWRITING INCOME	306,668	738,033	674,775

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	247,237	482,873	407,100
Net realized (losses) gains on investments	(85,267)	5,230	(25,702)
Interest expense	(31,673)	(51,153)	(32,954)

Total other operating revenue	130,297	436,950	348,444

OTHER REVENUE (EXPENSES)
Net foreign exchange gains	43,707	16,826	32,505
Corporate expenses	(73,187)	(58,300)	(58,822)

Total other expenses	(29,480)	(41,474)	(26,317)

INCOME BEFORE INCOME TAXES	407,485	1,133,509	996,902
Income tax expense	(20,109)	(41,491)	(33,842)

NET INCOME	$387,376	$1,092,018	$963,060

Preferred share dividends	(36,875)	(36,775)	(37,925)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$350,501	$1,055,243	$925,765

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	63.7%	50.1%	52.9%
Acquisition cost ratio	13.6%	14.1%	14.4%
General and administrative expense ratio [a]	12.5%	11.1%	10.0%

Combined ratio	89.8%	75.3%	77.3%

Weighted average basic shares outstanding	140,322	147,524	149,745
Weighted average diluted shares outstanding	155,320	164,515	164,394
Basic earnings per share	$2.50	$7.15	$6.18
Diluted earnings per share	$2.26	$6.41	$5.63
ROACE	8.1%	24.6%	26.7%

[a]	Corporate expenses are included in the calculation of the general and administrative expense ratio.

AXIS Capital Holdings Limited

CONSOLIDATED SEGMENT DATA

	Three months ended December 31, 2008			Year ended December 31, 2008
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$448,941	$77,814	$526,755	$1,841,934	$1,548,454	$3,390,388
Net premiums written	260,934	78,539	339,473	1,133,843	1,533,037	2,666,880

Gross premiums earned	461,931	369,044	830,975	1,854,950	1,519,126	3,374,076
Ceded premiums amortized	(169,346)	(3,343)	(172,689)	(671,807)	(15,088)	(686,895)

Net premiums earned	292,585	365,701	658,286	1,183,143	1,504,038	2,687,181
Other insurance related (loss) income	(19,789)	195	(19,594)	(39,862)	1,195	(38,667)

Total underwriting revenues	272,796	365,896	638,692	1,143,281	1,505,233	2,648,514

UNDERWRITING EXPENSES
Net losses and loss expenses	109,945	163,892	273,837	659,668	1,053,098	1,712,766
Acquisition costs	17,677	66,239	83,916	102,475	264,034	366,509
General and administrative expenses	48,560	16,877	65,437	193,881	68,690	262,571

Total underwriting expenses	176,182	247,008	423,190	956,024	1,385,822	2,341,846

UNDERWRITING INCOME	$96,614	$118,888	$215,502	$187,257	$119,411	$306,668

KEY RATIOS
Net loss and loss expense ratio	37.6%	44.8%	41.6%	55.8%	70.0%	63.7%
Acquisition cost ratio	6.0%	18.1%	12.7%	8.6%	17.5%	13.6%
General and administrative expense ratio	16.6%	4.6%	10.0%	16.4%	4.6%	9.8%
Corporate expense ratio			3.3%			2.7%

Combined ratio	60.2%	67.5%	67.6%	80.8%	92.1%	89.8%

AXIS Capital Holdings Limited

GROSS PREMIUM WRITTEN BY SEGMENT BY LINE OF BUSINESS

	Quarter ended						Year ended December 31,
	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q4 2006	2008	2007
INSURANCE SEGMENT
Property	$99,413	$137,417	$175,017	$127,291	$150,283	$166,109	$539,138	$659,595
Marine	22,625	41,121	64,601	64,887	19,984	32,790	193,234	218,030
Terrorism	6,215	7,112	14,612	8,349	10,216	19,751	36,288	51,757
Aviation	29,825	11,735	8,715	17,486	28,788	33,639	67,761	70,387
Credit and political risk	38,012	24,817	65,636	54,576	75,410	88,877	183,041	232,549
Professional lines	180,945	137,553	175,199	108,177	146,095	135,947	601,874	528,616
Liability	71,467	42,833	52,406	49,923	74,294	67,986	216,629	248,562
Other	439	84	(722)	4,168	4,256	5,597	3,969	29,718

TOTAL INSURANCE SEGMENT	448,941	402,672	555,464	434,857	509,326	550,696	1,841,934	2,039,214

REINSURANCE SEGMENT
Catastrophe	9,298	115,216	117,306	212,948	8,743	17,404	454,768	$471,514
Property	3,599	64,683	86,416	141,408	(578)	79,096	296,106	281,363
Professional lines	52,208	55,378	31,806	87,376	27,909	48,214	226,768	230,040
Credit and bond	5,610	5,083	9,230	134,574	5,363	3,284	154,497	124,976
Motor	1,933	7,202	16,831	75,526	902	2,961	101,492	96,999
Liability	(3,112)	54,659	28,917	108,759	8,477	6,996	189,223	244,612
Engineering	4,856	17,381	7,895	53,224	10,428	3,277	83,356	71,969
Other	3,422	3,009	20,304	15,509	2,295	2,077	42,244	29,403

TOTAL REINSURANCE SEGMENT	77,814	322,611	318,705	829,324	63,539	163,309	1,548,454	1,550,876

CONSOLIDATED TOTAL	$526,755	$725,283	$874,169	$1,264,181	$572,865	$714,005	$3,390,388	$3,590,090

AXIS Capital Holdings Limited

INSURANCE SEGMENT DATA—QUARTERLY

	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q4 2006
UNDERWRITING REVENUES
Gross premiums written	$448,941	$402,672	$555,464	$434,857	$509,326	$550,696
Net premiums written	260,934	235,666	365,511	271,732	322,111	406,605

Gross premiums earned	461,931	461,871	458,545	472,603	480,158	507,546
Ceded premiums amortized	(169,346)	(168,299)	(161,116)	(173,046)	(186,820)	(175,771)

Net premiums earned	292,585	293,572	297,429	299,557	293,338	331,775
Other insurance related (loss) income	(19,789)	(13,751)	(7,509)	1,187	123	284

Total underwriting revenues	272,796	279,821	289,920	300,744	293,461	332,059

UNDERWRITING EXPENSES
Net losses and loss expenses	109,945	230,577	159,696	159,450	101,652	150,449
Acquisition costs	17,677	21,964	31,120	31,714	28,911	34,996
General and administrative expenses	48,560	49,361	48,141	47,819	57,858	51,847

Total underwriting expenses	176,182	301,902	238,957	238,983	188,421	237,292

UNDERWRITING INCOME (LOSS)	$96,614	$(22,081)	$50,963	$61,761	$105,040	$94,767

KEY RATIOS
Net loss and loss expense ratio	37.6%	78.5%	53.7%	53.2%	34.7%	45.3%
Acquisition cost ratio	6.0%	7.5%	10.4%	10.6%	9.9%	10.5%
General and administrative expense ratio	16.6%	16.8%	16.2%	16.0%	19.7%	15.6%

Combined ratio	60.2%	102.8%	80.3%	79.8%	64.3%	71.4%

AXIS Capital Holdings Limited

REINSURANCE SEGMENT DATA—QUARTERLY

	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q4 2006
UNDERWRITING REVENUES
Gross premiums written	$77,814	$322,611	$318,705	$829,324	$63,539	$163,310
Net premiums written	78,539	315,750	318,705	820,043	63,044	163,601

Gross premiums earned	369,044	400,467	386,704	362,911	380,263	358,202
Ceded premiums amortized	(3,343)	(4,069)	(3,842)	(3,834)	(4,281)	(1,180)

Net premiums earned	365,701	396,398	382,862	359,077	375,982	357,022
Other insurance related income (loss)	195	(55)	240	815	150	743

Total underwriting revenues	365,896	396,343	383,102	359,892	376,132	357,765

UNDERWRITING EXPENSES
Net losses and loss expenses	163,892	474,954	212,021	202,231	188,894	178,808
Acquisition costs	66,239	68,369	66,660	62,766	61,663	56,812
General and administrative expenses	16,877	17,366	17,077	17,370	23,927	19,281

Total underwriting expenses	247,008	560,689	295,758	282,367	274,484	254,901

UNDERWRITING INCOME (LOSS)	$118,888	$(164,346)	$87,344	$77,525	$101,648	$102,864

KEY RATIOS
Net loss and loss expense ratio	44.8%	119.8%	55.4%	56.3%	50.2%	50.1%
Acquisition cost ratio	18.1%	17.2%	17.4%	17.5%	16.4%	15.9%
General and administrative expense ratio	4.6%	4.4%	4.5%	4.8%	6.4%	5.4%

Combined ratio	67.5%	141.4%	77.3%	78.6%	73.0%	71.4%

AXIS Capital Holdings Limited

CONSOLIDATED BALANCE SHEETS

	Dec 31, 2008	Sep 30, 2008	Jun 30, 2008	Mar 31, 2008	Dec 31, 2007	Dec 31, 2006
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$8,012,533	$8,449,620	$8,703,346	$8,423,794	$8,331,666	$6,532,723
Equities, available for sale, at fair value	107,283	129,220	247,845	99,239	7,746	—
Other investments, at fair value	492,082	636,304	724,239	552,872	638,241	1,130,664

Total investments	8,611,898	9,215,144	9,675,430	9,075,905	8,977,653	7,663,387
Cash and cash equivalents	1,820,673	1,419,610	1,094,429	1,578,801	1,332,921	1,989,287
Accrued interest receivable	79,232	74,693	89,261	80,990	87,338	76,967
Insurance and reinsurance premium balances receivable	1,185,785	1,412,445	1,652,295	1,607,609	1,231,494	1,125,822
Reinsurance recoverable balances	1,304,551	1,410,554	1,340,452	1,330,965	1,280,295	1,293,660
Reinsurance recoverable balances on paid losses	74,079	62,617	82,677	95,348	76,598	65,494
Deferred acquisition costs	273,096	333,002	355,587	369,000	276,801	251,799
Prepaid reinsurance premiums	279,553	264,960	263,461	238,466	242,940	241,821
Securities lending collateral	412,823	731,661	813,737	1,025,343	865,256	794,149
Net receivable for investments sold	—	—	—	18,086	86,356	—
Goodwill and intangible assets	60,417	60,726	61,035	61,344	61,653	29,041
Other assets	180,727	190,042	178,025	158,337	156,004	133,860

TOTAL ASSETS	$14,282,834	$15,175,454	$15,606,389	$15,640,194	$14,675,309	$13,665,287

LIABILITIES
Reserve for losses and loss expenses	$6,244,783	$6,406,204	$5,995,731	$5,814,208	$5,587,311	$5,015,113
Unearned premiums	2,162,401	2,466,622	2,603,676	2,574,755	2,146,087	2,015,556
Insurance and reinsurance balances payable	202,145	223,963	249,710	225,715	244,988	294,374
Securities lending payable	415,197	730,412	812,833	1,024,752	863,906	791,744
Senior notes	499,368	499,342	499,315	499,288	499,261	499,144
Other liabilities	233,082	183,385	144,689	130,054	175,134	174,524
Net payable for investments purchased	64,817	64,336	37,273	—	—	62,185

TOTAL LIABILITIES	9,821,793	10,574,264	10,343,227	10,268,772	9,516,687	9,252,640

SHAREHOLDERS’ EQUITY
Series A and B preferred shares	500,000	500,000	500,000	500,000	500,000	500,000
Common shares	1,878	1,878	1,877	1,875	1,850	1,875
Additional paid-in capital	1,962,779	1,943,125	1,922,356	1,902,336	1,869,810	1,929,406
Accumulated other comprehensive (loss) income	(706,499)	(495,697)	(150,721)	(104)	22,668	(44,638)
Retained earnings	3,198,492	3,097,487	3,377,051	3,176,654	2,968,900	2,026,004
Treasury shares, at cost	(495,609)	(445,603)	(387,401)	(209,339)	(204,606)	—

TOTAL SHAREHOLDERS’ EQUITY	4,461,041	4,601,190	5,263,162	5,371,422	5,158,622	4,412,647

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$14,282,834	$15,175,454	$15,606,389	$15,640,194	$14,675,309	$13,665,287

Book value per common share	$29.08	$29.72	$34.11	$33.69	$32.69	$26.09

Diluted book value per common share	$25.79	$26.25	$30.30	$29.96	$28.79	$23.45

Debt (Senior notes) to total capitalization [a]	10.1%	9.8%	8.7%	8.5%	8.8%	10.2%

Debt plus preferred shares to total capitalization	20.1%	19.6%	17.3%	17.0%	17.7%	20.3%

[a]	The debt to capitalization ratio is calculated by dividing our senior notes by the total capital. Total capital represents the sum of total shareholders’ equity and our senior notes.

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

At December 31, 2008

TYPE OF INVESTMENT	Cost or Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
U.S. government and agency	$1,314,944	$39,475	$(908)	$1,353,511	13%
Non U.S. government	314,275	19,731	(13,904)	320,102	3%
Corporate debt	2,575,253	20,251	(479,363)	2,116,141	20%
Agency Mortgage-backed [a], [b]	2,295,311	71,553	(1,113)	2,365,751	23%
Non-Agency CMBS [a]	921,127	3	(170,292)	750,838	7%
Non-Agency RMBS [a]	453,688	57	(95,238)	358,507	3%
Asset-backed [a]	433,266	390	(52,650)	381,006	4%
Municipals	363,770	6,479	(3,572)	366,677	4%

Total Fixed Maturities	8,671,634	157,939	(817,040)	8,012,533	77%

Common stocks	132,935	1,522	(48,620)	85,837	1%
Non-redeemable preferred stocks	31,395	—	(9,949)	21,446	0%

Total Equities	164,330	1,522	(58,569)	107,283	1%

Cash, net of unsettled trades	663,192	—	—	663,192	6%

Total Invested Assets	9,499,156	159,461	(875,609)	8,783,008	84%
Operating Cash Balances	1,092,664	—	—	1,092,664	10%

Total Cash, Fixed Maturities and Equities	$10,591,820	$159,461	$(875,609)	9,875,672	94%

Other Investments				492,082	5%
Accrued interest receivable				79,232	1%

Total Cash and Investments				$10,446,986	100%

OTHER INVESTMENTS				Fair Value	Percentage
Hedge funds				$251,787	51%
Collateralized loan obligations—Equity tranches				97,661	20%
Credit funds				101,094	21%
Short duration high yield fund				41,540	8%

Total				$492,082	100%

[a]	For a further breakdown of our mortgage-backed and asset-backed securities, refer to page 11.
[b]	Agency mortgage-backed securities include both agency RMBS and agency CMBS.

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO COMPOSITION – QUARTERLY

	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q4 2006
TYPE OF INVESTMENT	Fair Value%	Fair Value%	Fair Value%	Fair Value%	Fair Value%	Fair Value%
U.S. government and agency	13.0%	11.8%	11.3%	11.3%	10.1%	12.2%
Non U.S. government	3.0%	2.8%	2.4%	2.6%	2.7%	1.6%
Corporate debt	20.3%	19.9%	21.7%	21.2%	20.5%	14.7%
Mortgage-backed	33.3%	33.1%	34.2%	33.3%	33.2%	29.7%
Asset-backed	3.6%	3.8%	4.1%	4.2%	5.1%	5.6%
Municipals	3.5%	7.5%	6.7%	5.7%	7.9%	3.9%

Total Fixed Maturities	76.7%	78.9%	80.4%	78.3%	79.5%	67.7%
Equities	1.1%	1.2%	2.3%	—	—	—
Cash, net of unsettled trades	6.3%	3.6%	3.0%	5.6%	5.4%	8.4%

Total Invested Assets	84.1%	83.7%	85.7%	83.9%	84.9%	76.1%
Operating Cash Balances	10.3%	9.6%	6.8%	9.3%	8.1%	11.5%

Total Cash and Fixed Maturities	94.4%	93.4%	92.5%	93.2%	93.0%	87.6%
Other Investments	4.7%	5.9%	6.7%	6.0%	6.2%	11.7%
Accrued interest receivable	0.9%	0.7%	0.8%	0.8%	0.8%	0.7%

Total Cash and Investments	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY OF FIXED MATURITIES	Fair Value%	Fair Value%	Fair Value%	Fair Value%	Fair Value%	Fair Value%
AAA	73.6%	69.7%	69.2%	72.4%	70.8%	79.3%
AA	6.4%	8.6%	10.0%	9.1%	7.8%	4.8%
A	12.1%	13.2%	12.2%	9.7%	12.5%	7.3%
BBB	7.6%	8.0%	8.2%	8.8%	8.9%	8.6%
BB	0.3%	0.4%	0.4%	—	—	—

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE OF FIXED MATURITIES	Fair Value%	Fair Value%	Fair Value%	Fair Value%	Fair Value%	Fair Value%
Within one year	7.6%	7.5%	7.3%	7.9%	10.4%	8.0%
From one to five years	31.4%	27.6%	30.1%	30.8%	25.2%	24.6%
From five to ten years	10.0%	10.5%	9.5%	8.5%	10.6%	13.0%
Above ten years	2.9%	7.6%	5.6%	5.0%	5.6%	2.2%
Asset-backed and mortgage-backed securities	48.1%	46.8%	47.6%	47.8%	48.2%	52.2%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

PORTFOLIO CHARACTERISTICS OF FIXED MATURITIES	As of or for the quarter ended
	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q4 2006
Annualized effective yield of invested assets	4.9%	4.8%	4.8%	4.9%	4.9%	4.8%
Yield to maturity of invested assets	5.0%	5.7%	5.1%	5.1%	5.1%	5.1%
Average duration of invested assets	2.5 yrs	2.9 yrs	2.9 yrs	2.9 yrs	2.7 yrs	3.0 yrs
Average credit quality of invested assets	AA+	AA+	AA+	AA+	AA+	AA+

AXIS Capital Holdings Limited

MORTGAGE AND ASSET BACKED SECURITIES

At December 31, 2008

	Mortgage-Backed Securities By Rating and Class
	Agency [a]		AAA		AA or lower		Total
	Residential	Commercial	Residential	Commercial	Residential	Commercial	Residential	Commercial	Total
Agency
Agency Pass-Throughs	$2,159,551	$—	$—	$—	$—	$—	$2,159,551	$—	$2,159,551
Agency CMO’s	125,251	12,261	—		—	—	125,251	12,261	137,512
Agency Floating Rate MBS	68,688	—	—	—	—	—	68,688	—	68,688

Total Agency	2,353,490	12,261	—	—	—	—	2,353,490	12,261	2,365,751

Non-Agency

Non-Agency CMO’s	—	—	303,710	737,668	10,807	12,160	314,517	749,828	1,064,345
Non-Agency Floating Rate MBS	—	—	43,563	1,010	427	—	43,990	1,010	45,000

Total Non Agency	—	—	347,273	738,678	11,234	12,160	358,507	750,838	1,109,345
Total	$2,353,490	$12,261	$347,273	$738,678	$11,234	$12,160	$2,711,997	$763,099	$3,475,096

	Asset-Backed Securities By Rating
Description	AAA	AA or lower	Total
Auto	$107,719	$9,233	$116,952
CLO [b]	1,298	33,925	35,223
CDO	4,540	6,172	10,712
Credit Card	109,797	—	109,797
Equipment	3,537	125	3,662
Home Equity	23,208	5,895	29,103
Other	75,557	—	75,557

Total	$325,656	$55,350	$381,006

[a]	These represent securities backed by U.S Government sponsored agencies.
[b]	Collateralized loan obligation—debt tranche securities.

17

AXIS Capital Holdings Limited

SUBPRIME AND ALTERNATIVE-A HOLDINGS IN DIRECT INVESTMENT PORTFOLIO

At December 31, 2008

	SUBPRIME AND ALTERNATIVE-A HOLDINGS BY SECTOR
	Holdings at Fair Value	% of Total Shareholders’ Equity	Net Unrealized Loss	Realized losses and impairments in 2008
Subprime Agency MBS	$1,331	0.03%	$(13)	$—
Subprime Non-Agency MBS	817	0.02%	(120)	(4,078)
Subprime ABS	27,627	0.62%	(8,388)	(7,674)

Total Subprime	$29,775	0.67%	$(8,521)	$(11,752)

Alternative-A Agency MBS	$—	0.00%	$—	$—
Alternative-A Non-Agency MBS	96,457	2.16%	(32,135)	—
Alternative-A ABS	5,294	0.12%	(1,847)	—

Total Alternative-A	$101,751	2.28%	$(33,982)	$—

TOTAL Subprime and Alternative-A	$131,526	2.95%	$(42,503)	$(11,752)

	SUBPRIME AND ALTERNATIVE-A HOLDINGS AT FAIR VALUE BY RATING & VINTAGE
	Agency	AAA	AA or lower	Total	Percentage of total
Sub-prime 2003 and prior	$1,331	$1,887	$57	$3,275	11.0%
Sub-prime 2004	—	4,151	—	4,151	13.9%
Sub-prime 2005	—	4,598	377	4,975	16.7%
Sub-prime 2006	—	10,580	5,151	15,731	52.8%
Sub-prime 2007	—	1,643	—	1,643	5.5%

Total Subprime	$1,331	$22,859	$5,585	$29,775	100.0%

Rating as Percentage of Total	4.5%	76.8%	18.8%	100.0%

Alternative-A 2003 and prior	$—	$16,106	$2,111	$18,217	17.9%
Alternative-A 2004	—	26,265	100	26,365	25.9%
Alternative-A 2005	—	46,029	—	46,029	45.2%
Alternative-A 2006	—	4,612	1,241	5,853	5.8%
Alternative-A 2007	—	4,685	602	5,287	5.2%

Total Alternative A	$—	$97,697	$4,054	$101,751	100.0%

Rating as Percentage of Total	0.0%	96.0%	4.0%	100.0%

Subprime and Alternative-A 2003 and prior	$1,331	$17,993	$2,168	$21,492	16.3%
Subprime and Alternative-A 2004	—	30,416	100	30,516	23.2%
Subprime and Alternative-A 2005	—	50,627	377	51,004	38.8%
Subprime and Alternative-A 2006	—	15,192	6,392	21,584	16.4%
Subprime and Alternative-A 2007	—	6,328	602	6,930	5.3%

TOTAL Subprime and Alternative-A	$1,331	$120,556	$9,639	$131,526	100.0%

Rating as Percentage of Total	1.0%	91.7%	7.3%	100.0%

18

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

TEN LARGEST CORPORATE HOLDINGS IN FIXED MATURITY PORTFOLIO

At December 31, 2008

ISSUER	Amortized Cost	Unrealized Gain / (Loss)	Fair Value	% of Total Fixed Maturities
GENERAL ELECTRIC CO	$105,014	$(226)	$104,788	1.3%
JPMORGAN CHASE & CO	87,526	(1,108)	86,418	1.1%
BANK OF AMERICA CORP	94,143	(9,769)	84,374	1.1%
WELLS FARGO & COMPANY	81,165	(3,647)	77,518	1.0%
CITIGROUP INC	93,429	(16,455)	76,974	1.0%
VERIZON COMMUNICATIONS INC	42,102	959	43,061	0.5%
MORGAN STANLEY	42,470	(3,456)	39,014	0.5%
HSBC HOLDINGS PLC	38,795	(2,989)	35,806	0.4%
AT&T INC	34,139	(355)	33,784	0.4%
PROCTER & GAMBLE CO	31,762	925	32,687	0.4%

Notes:

1.	Corporate issuers exclude government-backed, government-sponsored enterprises and cash and cash equivalents.
2.	The holdings above represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

TEN LARGEST FINANCIAL ISSUER HOLDINGS IN FIXED MATURITY PORTFOLIO

At December 31, 2008

ISSUER	Amortized Cost	Unrealized Loss	Fair Value	% of Total Fixed Maturities
GENERAL ELECTRIC CO	$105,014	$(226)	$104,788	1.3%
JP MORGAN CHASE & CO	87,526	(1,108)	86,418	1.1%
BANK OF AMERICA CORP	94,143	(9,769)	84,374	1.1%
WELLS FARGO & COMPANY	81,165	(3,647)	77,518	1.0%
CITIGROUP INC	93,429	(16,455)	76,974	1.0%
MORGAN STANLEY	42,470	(3,456)	39,014	0.5%
HSBC HOLDINGS PLC	38,795	(2,989)	35,806	0.4%
BANCO SANTANDER SA	31,024	(2,339)	28,685	0.4%
AMERICAN EXPRESS CO	28,366	(258)	28,108	0.4%
NATIONWIDE BUILDING SOCIETY	25,624	(375)	25,249	0.3%

Notes:

1.	Corporate issuers exclude government-backed, government-sponsored enterprises and cash and cash equivalents.
2.	The holdings above represent only direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.
3.	Our investment in General Electric Co. primarily related to issuances from its finance subsidiaries.

AXIS Capital Holdings Limited

RECONCILIATION OF NET REALIZED AND UNREALIZED INVESTMENTS GAINS (LOSSES)

	Quarter ended December 31, 2008			Year ended December 31, 2008
	Net Realized Gains (Losses)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$(19,099)	$(195,763)	$(214,862)	$56,219	$(689,239)	$(633,020)
Equity securities	(6,642)	(21,514)	(28,156)	(69,523)	(53,943)	(123,466)
Other than temporary impairments	(11,949)	—	(11,949)	(77,753)	—	(77,753)

Sub-total	(37,690)	(217,277)	(254,967)	(91,057)	(743,182)	(834,239)
Change in the fair value of investment derivatives	12,373	—	12,373	13,898	—	13,898
Fair value hedge [1]	(8,108)	8,108	—	(8,108)	8,108	—

Total losses	(33,425)	(209,169)	(242,594)	(85,267)	(735,074)	(820,341)
Income tax (recovery) expense	(1,429)	(1,483)	(2,912)	194	(7,336)	(7,142)

	$(31,996)	$(207,686)	$(239,682)	$(85,461)	$(727,738)	$(813,199)

	Quarter ended December 31, 2007			Year ended December 31, 2007
	Net Realized Gains (Losses)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$17,241	$51,347	$68,588	$13,874	$67,238	$81,112
Equity securities	—	—	—	—	—	—
Other than temporary impairments	(6,462)	—	(6,462)	(8,562)	—	(8,562)

Sub-total	10,779	51,347	62,126	5,312	67,238	72,550
Change in the fair value of investment derivatives	(1)	—	(1)	(82)	—	(82)

Total gains	10,778	51,347	62,125	5,230	67,238	72,468
Income tax (recovery) expense	514	1,013	1,527	(380)	2,397	2,017

Net (losses) gains	$10,264	$50,334	$60,598	$5,610	$64,841	$70,451

[1]	The fair value hedge represents currency derivatives used to hedge the fair value of certain foreign denominated investments attributable to changes in foreign currency exchange rates. Changes in the fair value of the currency derivatives along with the changes in the fair value of the hedged investments are recorded in net realized investment gains (losses).

AXIS Capital Holdings Limited

REINSURANCE RECOVERABLE ANALYSIS

	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q4 2006
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$69,084	$57,622	$70,438	$83,109	$64,106	$46,442
Reinsurance	4,995	4,995	12,239	12,239	12,492	19,052

Total	$74,079	$62,617	$82,677	$95,348	$76,598	$65,494

Reinsurance recoverable on unpaid losses and loss expenses: OSLR
Insurance	$417,370	$492,024	$479,724	$492,319	$436,042	$661,211
Reinsurance	—	—	—	—	—	—

Total	$417,370	$492,024	$479,724	$492,319	$436,042	$661,211

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$877,588	$922,329	$865,323	$844,747	$852,054	$647,022
Reinsurance	30,026	30,405	29,609	27,747	26,047	19,425

Total	$907,614	$952,734	$894,932	$872,494	$878,101	$666,447

Provision against reinsurance recoverables:
Insurance	$(13,623)	$(27,394)	$(27,394)	$(19,794)	$(19,794)	$(19,944)
Reinsurance	(6,810)	(6,810)	(6,810)	(14,054)	(14,054)	(14,054)

Total	$(20,433)	$(34,204)	$(34,204)	$(33,848)	$(33,848)	$(33,998)

Net reinsurance recoverables:
Insurance	$1,350,419	$1,444,581	$1,388,091	$1,400,381	$1,332,408	$1,334,731
Reinsurance	28,211	28,590	35,038	25,932	24,485	24,423

Total	$1,378,630	$1,473,171	$1,423,129	$1,426,313	$1,356,893	$1,359,154

AXIS Capital Holdings Limited

REINSURANCE RECOVERABLE ANALYSIS

Consolidated Reinsurance Recoverable		December 31, 2008
				% of Total
			Gross	Gross		Provision	Provision
			Recoverable	Recoverable	% of Total	against	against Reinsurance
	Gross		Net of	Net of	Shareholders’	Reinsurance	Recoverable as %	Net
Categories	Recoverable	Collateral	Collateral	Collateral	Equity	Recoverables	of Gross Recoverable	Recoverable
Top 10 reinsurers based on gross recoverables	$932,481	$(44,828)	$887,653	67.6%	19.9%	$(5,749)	0.6%	$926,732
Other reinsurers balances > $20 million	176,635	(3,735)	172,900	13.2%	3.9%	(2,000)	1.1%	174,635
Other reinsurers balances < $20 million	289,947	(37,515)	252,432	19.2%	5.7%	(12,684)	4.4%	277,263

Total	$1,399,063	$(86,078)	$1,312,985	100.0%	29.5%	$(20,433)	1.5%	$1,378,630

At December 31, 2008, 97.1% (December 31, 2007: 95.9%) of our gross recoverables were collectible from reinsurers rated the equivalent of A- or better by internationally recognised rating agencies.

	% of Total
	Gross
	Recoverable	% of Total
	Net of	Shareholders’
Top 10 Reinsurers (net of collateral)	Collateral	Equity
Swiss Reinsurance America Corporation	14.5%	4.3%
Partner Reinsurance Co. of U.S.	12.2%	3.6%
Transatlantic Reinsurance Co.	11.4%	3.3%
XL Reinsurance America Inc	8.4%	2.5%
Lloyd's of London	8.2%	2.4%
Berkley Insurance Company	5.1%	1.5%
Ace Property & Casualty Ins	3.7%	1.1%
Federal Insurance Company	2.8%	0.8%
Hannover Rueckversicherung AG	2.2%	0.6%
Munich Reinsurance America, Inc	2.1%	0.6%

	70.6%	20.7%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

	Quarter ended December 31, 2008			Year ended December 31, 2008
Reserve for losses and loss expenses	Gross	Recoveries	Net	Gross	Recoveries	Net
Beginning of period	$6,406,204	$(1,473,171)	$4,933,033	$5,587,311	$(1,356,893)	$4,230,418
Incurred	307,175	(33,338)	273,837	2,084,818	(372,052)	1,712,766
Paid	(410,217)	125,765	(284,452)	(1,291,701)	347,987	(943,714)
Foreign exchange (gains) losses	(58,379)	2,114	(56,265)	(135,645)	2,328	(133,317)

End of period [a]	$6,244,783	$(1,378,630)	$4,866,153	$6,244,783	$(1,378,630)	$4,866,153

[a]	As at December 31, 2008, the gross reserve for losses and loss expenses included IBNR of $4,190 million, or 67%, of total gross reserves for loss and loss expenses. As at December 31, 2007, the comparable amount was $3,890 million, or 70%.

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Three months ended December 31, 2008			Year ended December 31, 2008
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
Gross losses paid	$270,708	$139,509	$410,217	$781,547	$510,154	$1,291,701
Reinsurance recoveries received	(125,765)	—	(125,765)	(340,490)	(7,497)	(347,987)

Net losses paid	144,943	139,509	284,452	441,057	502,657	943,714

Change in:
Reported case reserves	32,149	41,589	73,738	203,732	230,114	433,846
IBNR	(159,195)	(17,585)	(176,780)	35,217	324,054	359,271
Reinsurance recoveries on paid and unpaid loss and loss expense reserves	92,048	379	92,427	(20,338)	(3,727)	(24,065)

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$109,945	$163,892	$273,837	$659,668	$1,053,098	$1,712,766

Gross reserve for losses and loss expenses	$3,547,071	$2,697,712	$6,244,783	$3,547,071	$2,697,712	$6,244,783

Prior years net favorable reserve development	$60,045	$65,116	$125,161	$202,339	$173,948	$376,287

Key Ratios
Net paid to net incurred percentage	131.8%	85.1%	103.9%	66.9%	47.7%	55.1%

Net paid losses / Net premiums earned	49.5%	38.1%	43.2%	37.3%	33.4%	35.1%
Change in net loss and loss expense reserves / Net premiums earned	(11.9% )	6.7%	(1.6% )	18.5%	36.6%	28.6%

Net loss and loss expense ratio	37.6%	44.8%	41.6%	55.8%	70.0%	63.7%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

INSURANCE – QUARTERLY

	Quarter ended						Year ended December 31,
	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q4 2006	2008	2007
Gross losses paid	$270,708	$148,243	$161,108	$201,488	$239,712	$210,172	$781,547	$733,209
Reinsurance recoveries received	(125,765)	(54,077)	(79,170)	(81,478)	(98,388)	(80,865)	(340,490)	(362,512)

Net losses paid	144,943	94,166	81,938	120,010	141,324	129,307	441,057	370,697

Change in:
Reported case reserves	32,149	34,509	44,365	92,709	(9,888)	(14,096)	203,732	(165,119)
IBNR	(159,195)	158,606	21,103	14,703	(17,802)	31,217	35,217	326,362
Reinsurance recoveries on paid and unpaid loss and loss expense reserves	92,048	(56,704)	12,290	(67,972)	(11,982)	4,021	(20,338)	2,324

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$109,945	$230,577	$159,696	$159,450	$101,652	$150,449	$659,668	$534,264

Gross reserve for losses and loss expenses	$3,547,071	$3,690,039	$3,508,456	$3,442,804	$3,333,743	$3,171,746	$3,547,071	$3,333,743

Prior years net favorable reserve development	$60,045	$41,608	$46,106	$54,580	$70,870	$15,459	$202,339	$214,018

Key Ratios
Net paid to net incurred percentage	131.8%	40.8%	51.3%	75.3%	139.0%	85.9%	66.9%	69.4%

Net paid losses / Net premiums earned	49.5%	32.1%	27.5%	40.0%	47.2%	39.0%	37.3%	30.7%
Change in net loss and loss expense reserves / Net premiums earned	(11.9% )	46.5%	26.1%	13.2%	(13.2% )	6.3%	18.5%	13.5%

Net loss and loss expense ratio	37.6%	78.5%	53.7%	53.2%	33.9%	45.3%	55.8%	44.2%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

REINSURANCE – QUARTERLY

	Quarter ended						Year ended December 31,
	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q4 2006	2008	2007
Gross losses paid	$139,509	$164,376	$101,782	$104,487	$103,817	$189,958	$510,154	$456,680
Reinsurance recoveries received	—	(7,497)	—	—	—	(2,376)	(7,497)	(2,988)

Net losses paid	139,509	156,879	101,782	104,487	103,817	187,582	502,657	453,692

Change in:
Reported case reserves	41,589	161,303	15,193	12,029	162	(94,506)	230,114	2,572
IBNR	(17,585)	150,324	104,152	87,163	85,058	84,225	324,054	379,794
Reinsurance recoveries on paid and unpaid loss and loss expense reserves	379	6,448	(9,106)	(1,448)	(143)	1,507	(3,727)	(62)

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$163,892	$474,954	$212,021	$202,231	$188,894	$178,808	$1,053,098	$835,996

Gross reserve for losses and loss expenses	$2,697,712	$2,716,165	$2,487,275	$2,371,404	$2,253,568	$1,843,367	$2,697,712	$2,253,568

Prior years net favorable reserve development	$65,116	$34,663	$40,638	$33,531	$21,131	$18,971	$173,948	$122,959

Key Ratios
Net paid to net incurred percentage	85.1%	33.0%	48.0%	51.7%	55.0%	104.9%	47.7%	54.3%

Net paid losses / Net premiums earned	38.1%	39.6%	26.6%	29.1%	27.6%	52.5%	33.4%	29.7%
Change in net loss and loss expense reserves / Net premiums earned	6.7%	80.2%	28.8%	27.2%	22.6%	(2.4% )	36.6%	25.1%

Net loss and loss expense ratio	44.8%	119.8%	55.4%	56.3%	50.2%	50.1%	70.0%	54.8%

AXIS Capital Holdings Limited

2008 IMPACT OF HURRICANES GUSTAV AND IKE

	Insurance	Reinsurance	Total
Gross loss and loss expenses
Hurricane Gustav	$36,000	$3,000	$39,000
Hurricane Ike	137,609	278,493	416,102

Total gross loss and loss expenses	$173,609	$281,493	$455,102

Net loss and loss expenses
Hurricane Gustav	$28,224	$3,000	$31,224
Hurricane Ike	98,296	278,493	376,789

Total net loss and loss expenses	$126,520	$281,493	$408,013

Gross premiums written [a]	$—	$(28,255)	$(28,255)

Gross premiums earned [b]	$—	$(24,133)	$(24,133)
Ceded premiums amortized	—	—	—

Net premium earned	$—	$(24,133)	$(24,133)

Total impact before income tax	$126,520	$257,360	$383,880
Income tax benefit	(12,443)	(1,097)	(13,540)

Total impact after income tax	$114,077	$256,263	$370,340

Key Ratios
Net loss and loss expense ratio—as reported	55.8%	70.0%	63.7%
Hurricane Gustav and Ike impact	(10.7)%	(18.7)%	(15.2)%

Adjusted net loss and loss expense ratio	45.1%	51.3%	48.6%

[a]	The impact of Hurricanes Gustav and Ike on gross premiums written in 2008 relates to reinstatement premiums recorded in our reinsurance segment following the event. These premiums will be earned over the remaining risk period.
[b]	The impact of Hurricanes Gustav and Ike on gross premiums earned in 2008 primarily relates to the impact of the earnout of the reinstatements premiums in the year, for contracts impacted by these losses.

AXIS Capital Holdings Limited

ESTIMATED NET LOSSES TO PEAK ZONE PROPERTY CATASTROPHE LOSSES – AS OF JANUARY 1, 2009

		Group Estimated Net Losses (in thousands of U.S. dollars)			Estimated Industry Losses (in billions of U.S. dollars)
Zones	Perils	50 Year Return Period	100 Year Return Period	250 Year Return Period	50 Year Return Period	100 Year Return Period	250 Year Return Period
United States	Hurricane	$639,748	$845,518	$1,168,917	$75.9	$117.6	$191.5
California	Earthquake	326,586	508,487	842,248	23.2	35.2	60.7
Europe	Windstorm	438,325	663,105	927,714	26.9	39.4	56.4
Japan	Earthquake	208,067	306,508	514,382	19.3	55.1	112.6
Japan	Windstorm	75,896	128,775	142,162	13.4	19.8	32.6

For natural peril catastrophes, based on our current tolerances, we are not willing to lose more than 25% of our prior year-end capital for a modeled single occurrence 1-in-250 year return period probable maximum net loss. We reserve the right to change these thresholds at any time.

The above table shows our net loss estimates to the peak natural catastrophe territories at January 1, 2009. We have developed these loss estimates using multiple commercially available catastrophe models and our own assessments for non-modeled exposures. These models allow us to simulate many hypothetical loss scenarios to supplement our underwriting judgment. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone. Loss estimates for non-U.S. territories will be subject to fluctuations in currency rates, although from a financial statement point of view, we may mitigate this currency variability. Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

The figures take into account the fact that an event may trigger claims in a number of lines of business. For instance, our U.S hurricane modeling includes, among other things, the estimated pre-tax impact to our financial results arising from our catastrophe, property, engineering, energy, marine and aviation lines of business. As indicated in the table above, our modeled single occurrence 1-in-100 year return period U.S. hurricane probable maximum loss, net of reinsurance, is approximately $845 million (or 19% of shareholders’ equity at December 31, 2008). According to our modeling, there is a one percent chance that our losses incurred in any single U.S. hurricane event could be in excess of $845 million. Conversely, there is a 99% chance that the loss from a U.S. hurricane will fall below $845 million. We estimate that, at such hypothetical loss levels, aggregate industry losses would be approximately $118 billion, resulting in an estimated market share of insured losses for the Company of 0.7%.

Net loss estimates are before income tax, net of reinstatement premiums, and net of reinsurance recoveries. The estimates set forth above are based on assumptions (see above) that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misstate actual losses. Such estimates, therefore, should not be considered as a representation of actual losses.

AXIS Capital Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION – AS REPORTED, GAAP

	Three months ended December 31,		Year ended December 31,
	2008	2007	2008	2007
Net income available to common shareholders	$130,858	$306,100	$350,501	$1,055,243

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average basic shares outstanding	136,433	143,877	140,322	147,524

Dilutive share equivalents:
Warrants	10,293	13,406	12,023	13,055
Restricted stock	1,921	1,970	1,674	1,551
Options	716	2,479	1,301	2,385

Weighted average diluted shares outstanding	149,363	161,732	155,320	164,515

EARNINGS PER COMMON SHARE
Basic	$0.96	$2.13	$2.50	$7.15
Diluted	$0.88	$1.89	$2.26	$6.41

AXIS Capital Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARE ROLLFOWARD – QUARTERLY

	Quarter ended
	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q4 2007	Q4 2006
Net income (loss) available to common shareholders	$130,858	$(249,347)	$231,267	$237,722	$306,100	$280,958

COMMON SHARES OUTSTANDING

Common Shares – at beginning of period	137,991	139,653	144,590	142,520	145,710	149,995
Shares issued	12	113	154	2,189	62	33
Shares repurchased for treasury	(1,792)	(1,775)	(5,091)	(119)	(3,240)	—
Shares repurchased and cancelled	—	—	—	—	(12)	(46)

Common Shares – at end of period	136,211	137,991	139,653	144,590	142,520	149,982

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average basic shares outstanding	136,433	139,335	142,333	143,239	143,877	150,006

Dilutive share equivalents:
Warrants [a]	10,293	—	12,579	13,160	13,406	12,479
Options [a]	716	—	1,496	1,527	1,970	2,240
Restricted stock [a]	1,921	—	1,194	2,258	2,479	1,261

Weighted average diluted shares outstanding	149,363	139,335	157,602	160,184	161,732	165,986

EARNINGS PER COMMON SHARE
Basic	$0.96	($1.79)	$1.62	$1.66	$2.13	$1.87

Diluted	$0.88	($1.79)	$1.47	$1.48	$1.89	$1.69

[a]	Due to the net loss incurred in the three months ended September 30, 2008, these securities were not included in the computation of diluted earnings per share, because of their anti-dilutive effect.

AXIS Capital Holdings Limited

DILUTED BOOK VALUE PER COMMON SHARE ANALYSIS-TREASURY STOCK METHOD [a]

	At December 31, 2008
	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share
Closing stock price				$29.12

Book value per common share		$3,961,041	136,211	$29.08

Dilutive securities:
Warrants	$12.40	—	11,317	(2.23)
Restricted stocks		—	5,163	(0.90)
Options	$21.20	—	834	(0.15)
Phantom stock units		—	62	(0.01)

Diluted book value per common share		$3,961,041	153,588	$25.79

	At December 31, 2007
	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share
Closing stock price				$38.97

Book value per common share		$4,658,622	142,520	$32.69

Dilutive securities:
Warrants	$12.42	—	13,388	(2.81)
Restricted stocks		—	3,312	(0.60)
Options	$18.46	—	2,531	(0.48)
Phantom stock units		—	53	(0.01)

Diluted book value per common share		$4,658,622	161,804	$28.79

[a] This method assumes that proceeds received upon exercise of options and warrants will be used to repurchase our common shares at the closing market price. Unvested restricted stock is also added to determine the diluted common shares outstanding.